UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 22, 2019

Lumber Liquidators Holdings, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-33767 (Commission File Number)	27-1310817 (IRS Employer Identification No.)

3000 John Deere Road, Toano, Virginia 23168

(Address of Principal Executive Offices) (Zip Code)

(757) 259-4280

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol:	Name of exchange on which registered:
Common Stock, par value $0.001 per share	LL	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company     ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As noted in Item 5.07 below, at the 2019 Annual Meeting of Stockholders (the “2019 Annual Meeting”) of Lumber Liquidators Holdings, Inc. (the “Company”), upon recommendation of the Board of Directors of the Company, the Company’s stockholders approved an amendment and restatement of the Company’s Amended and Restated 2011 Equity Compensation Plan (the “Amended and Restated Plan”).

The summary of the material terms of the Amended and Restated Plan is set forth on pages 43 through 51 of the definitive Proxy Statement on Schedule 14A (included under the heading “Proposal Four – Amendment and Restatement of the Amended and Restated Lumber Liquidators Holdings, Inc. 2011 Equity Compensation Plan”) for the 2019 Annual Meeting that was filed with the Securities and Exchange Commission on April 10, 2019 (the “Proxy Statement”), which description is incorporated by reference herein. The summary of the material terms of the Amended and Restated Plan is qualified in its entirety by reference to the full text of the Amended and Restated Plan which is attached as Exhibit 10.1 to this Current Report on Form 8-K and which is incorporated by reference herein.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

The Company held its 2019 Annual Meeting on May 22, 2019. At the 2019 Annual Meeting, the stockholders of the Company (i) elected the two (2) Class I directors for three (3)-year terms to hold office until the 2022 Annual Meeting of Stockholders and until their successors are elected and qualified, (ii) ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019, (iii) approved a non-binding advisory resolution approving the compensation of the Company’s named executive officers, and (iv) approved an amendment and restatement of the Amended and Restated Plan. A quorum of the Company’s common stock was present for the 2019 Annual Meeting. The following are the results of the matters voted on at the 2019 Annual Meeting:

(1)	In the election of two (2) Class I directors for three (3)-year terms to hold office until the 2022 Annual Meeting of Stockholders and until their successors are elected and qualified, each Class I director nominee was elected by a vote of the stockholders as follows:

Director	For	Withheld	Broker Non-Votes
Terri Funk Graham	12,814,964	1,504,005	11,793,862
Famous P. Rhodes	12,650,494	1,668,475	11,793,862

(2)	The proposal to ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019 was approved by stockholders as follows:

For	Against	Abstain	Broker Non-Votes
24,264,003	1,319,078	529,750	—

(3)	The proposal to approve a non-binding advisory resolution approving the compensation of the Company’s named executive officers as disclosed in the Proxy Statement was approved by the stockholders as follows:

For	Against	Abstain	Broker Non-Votes
10,777,828	2,821,667	719,474	11,793,862

(4)	The proposal to approve an amendment and restatement of the Amended and Restated Plan was approved by the stockholders as follows:

For	Against	Abstain	Broker Non-Votes
7,487,860	6,128,179	702,930	11,793,862

Item 9.01	Financial Statements and Exhibits.

(d)          Exhibits.

EXHIBIT	DESCRIPTION

10.1	Lumber Liquidators Holdings, Inc. Amended and Restated 2011 Equity Compensation Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

LUMBER LIQUIDATORS HOLDINGS, INC. (Registrant)

Date: May 23, 2019	By:	/s/ M. Lee Reeves
M. Lee Reeves
Chief Legal Officer and Corporate Secretary